Exhibit 99.1


WHIRLPOOL CONTACTS:
-------------------
MEDIA                                           INVESTORS
Whirlpool Corporate Communications              Larry Venturelli, (269) 923-4678
269-923-7405                                    Larry.Venturelli@whirlpool.com

MAYTAG CONTACTS:
Karen Lynn (641) 787-8185                       John Daggett, (641) 787-7711
Klynn2@maytag.com                               John.Daggett@maytag.com


 WHIRLPOOL CORPORATION AND MAYTAG CORPORATION MERGER CLEARED BY U.S. DEPARTMENT
                                   OF JUSTICE

     BENTON HARBOR, MICH., AND NEWTON, IOWA --MARCH 29, 2006--Whirlpool Corporation (NYSE: WHR) and Maytag Corporation (NYSE: MYG) today announced they have received clearance from the U.S. Department of Justice to complete their proposed merger. Whirlpool plans to close the transaction as soon as practical, but no later than April 3, 2006.
     "We are pleased with the Department of Justice's decision and look forward to closing the transaction, and begin the integration of our businesses," said Jeff M. Fettig, Whirlpool's chairman and CEO. "The combination of Whirlpool and Maytag will create substantial benefits for consumers, trade customers and shareholders, through continued development of innovative products, improved quality and service, and cost efficiencies. The Maytag portfolio of brands, when combined with Whirlpool, will enhance our ability to succeed in reaching a broader set of customers, which can benefit from our innovation and efficiencies."
     "Our merger with Whirlpool provides fair value to Maytag shareholders," said Ralph Hake, Maytag's chairman and CEO. "This transaction will enhance the competitiveness of the Maytag brands with new innovation and greater global reach to a broader base of consumers through Whirlpool's established sales and manufacturing capabilities."

EDITOR'S NOTE: B-Roll (Whirlpool Corporation and Maytag Corporation visuals) will be available via Pathfire Digital Media Gateway.

About Whirlpool Corporation
---------------------------
Whirlpool Corporation is a global manufacturer and marketer of major home appliances, with annual sales of more than $14 billion, 66,000 employees, and nearly 50 manufacturing and technology research centers around the world. The company markets Whirlpool, KitchenAid, Brastemp, Bauknecht, Consul and other major brand names to consumers in more than 170 countries.


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About Maytag Corporation
------------------------
Maytag Corporation is a $4.9 billion home and commercial appliance company focused in North America and in targeted international markets. The corporation's primary brands are Maytag(R), Hoover(R), Jenn-Air(R), Amana(R), Dixie-Narco(R) and Jade(R).

Whirlpool Additional Information:
---------------------------------
This document contains forward-looking statements that speak only as of this date. Whirlpool disclaims any obligation to update these statements. Forward-looking statements in this document include, but are not limited to, expectations as to the closing of the proposed merger with Maytag Corporation. Many risks, contingencies and uncertainties could cause actual results to differ materially from Whirlpool's forward-looking statements. Among these factors are:
(1) intense competition in the home appliance industry reflecting the impact of both new and established global, including Asian and European, manufacturers and the strength of trade customers; (2) Whirlpool's ability to continue its strong relationship with Sears Holding Corporation in North America (accounting for approximately 15% of Whirlpool's 2005 consolidated net sales of $14 billion) and other significant trade customers, and the ability of these trade customers to maintain or increase market share; (3) demand for Whirlpool's products, including the strength of the U.S. building industry and the level of interest rates; (4) the ability of Whirlpool to achieve its business plans, including productivity improvements, cost control, leveraging of its global operating platform and acceleration of the rate of innovation; (5) fluctuations in the cost of key materials (including steel, oil, plastic resins, copper and zinc) and components and the ability of Whirlpool to offset cost increases; (6) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner; (7) changes in market conditions, health care cost trends and pending regulation that could increase future funding obligations for pension and post-retirement benefit plans; (8) the cost of compliance with environmental and health and safety regulation, including new regulations in Europe regarding appliance disposal; (9) potential exposure to product liability claims, including the outcome of Whirlpool's previously-announced investigation of a supplier-related quality and potential product safety problem that may affect up to 3.5 million appliances manufactured between 2000 and 2002; (10) the impact of labor relations; (11) Whirlpool's ability to obtain and protect intellectual property rights; (12) the ability of Whirlpool to manage foreign currency and its effective tax rate; (13) global, political and/or economic uncertainty and disruptions, especially in Whirlpool's significant geographic markets, including uncertainty and disruptions arising from natural disasters, including possible effects of recent U.S. hurricanes, or terrorist activities; and (14) risks associated with operations outside the U.S. Other such factors relate to Whirlpool's pending merger with Maytag Corporation, including, after the merger is completed, Whirlpool's ability to integrate the business of Maytag on a timely basis and realize the full anticipated benefits of the merger within the current estimate of costs. Additional information concerning these factors can be found in Whirlpool's filings with the Securities and Exchange Commission, including the annual report or Form 10-K for its fiscal year ended December 31, 2005.

Maytag Additional Information:
------------------------------
This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements speak only as of this date and include statements regarding anticipated future financial operating performance and results and expectations as to the closing of the transaction with Whirlpool. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (2) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (3) the transaction may involve unexpected costs or unexpected liabilities; (4) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (5) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (6) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and (7) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at http://www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For a description of such factors, refer to "Risk Factors" and "Forward-Looking Statements" in Maytag's Form 10-K for the year ended Dec. 31, 2005.


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